UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  July 8, 2004
                                           --------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                     0-31525                68-0352144
----------------------------          ------------         -------------------
(State or other jurisdiction          (Commission            (IRS Employer
     Of incorporation)                File Number)         Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California          95815
--------------------------------------------------------        ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (916) 565-6100
                                                       ---------------------

The Index to Exhibits is on Page 3

Item 5.  Other Events.

On July 8, 2004 the registrant entered into an Agreement and Plan of Reorganization and Merger dated July 8, 2004 with Bank of Amador, a California banking corporation, regarding the proposed acquisition of Bank of Amador by American River Bankshares. Attached hereto as Exhibit 99.1 and incorporated herein by this reference is a copy of said Agreement and Plan of Reorganization and Merger dated July 8, 2004. On July 8, 2004 the registrant issued a Press Release, "American River Bankshares and Bank of Amador Announce Merger." Attached hereto as Exhibit 99.2 and incorporated herein by this reference is a copy of said press release dated July 8, 2004. The subject transaction has been approved by the Boards of Directors of American River Bankshares, American River Bank and Bank of Amador. Consummation of the transaction remains subject to the approval of the shareholders of American River Bankshares and the receipt of all applicable regulatory approvals, plus other terms and conditions customary for transactions of this type, as set forth in the Agreement and Plan of Reorganization and Merger.



Item 7.  Financial Statements and Exhibits.

(99.1) Agreement and Plan of Reorganization and Merger dated July 8, 2004.

(99.2) Press Release of American River Bankshares dated July 8, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
                                    Mitchell A. Derenzo, Chief Financial Officer

July 8, 2004

                                INDEX TO EXHIBITS


Exhibit No.                  Description                                Page
-----------                  -----------                                ----

99.1                  Agreement and Plan of Reorganization and          4-55
                      Merger dated July 8, 2004


99.2                  Press release of American River                   56-57
                      Bankshares dated July 8, 2004